SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 2003



                        INTERNATIONAL DISPLAYWORKS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-27002              94-3333649
           --------                     -------              ----------
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
 incorporation or organization)         Number)           Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                                 (916) 415-0864
                                 --------------
          (Address and telephone number of principal executive offices)

Item 7.   Financial Statements and Exhibits.

          Exhibit No.          Exhibit Description
          -----------          -------------------

          99                   Press release announcing second quarter results

Item 12.  Results of Operations and Financial Condition.

          International DisplayWorks, Inc. announced its results for the second quarter of fiscal year 2003 on the attached press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL DISPLAYWORKS, INC.,
                                            a Delaware Corporation


Dated: September 25, 2003                   /S/ Stephen C. Kircher
                                            ------------------------------------
                                            Stephen C. Kircher
                                            Chief Executive Officer